                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)  March 8, 2006
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                          000-26534               13-3671221
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

     4 Science Park, New Haven, CT                                     06511
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (203) 498-4210
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                                 Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     On March 8, 2006, Vion Pharmaceuticals, Inc. (the "Company") appointed
Karen Schmedlin as its Vice President - Finance and Chief Accounting Officer. As
such she is our principal accounting officer. Ms. Schmedlin, age 43, has been our Secretary since April 2001. Ms. Schmedlin was also our Controller from
October 2000 to March 2006. From 1990 to 2000, Ms. Schmedlin held various finance and marketing positions at Executone Information Systems, Inc., a developer and marketer of voice and data communications systems, including director of marketing operations, division controller and manager of financial reporting. From 1984 to 1990, Ms. Schmedlin was an auditor with Arthur Andersen
& Co.

     On March 9, 2005 the Company entered into a change in control severance agreement with Ms. Schmedlin, pursuant to which she would be entitled to certain payments in the event her employment is terminated during the twelve-month period following a "change in control," as defined in the agreement.
Specifically, if a "change in control" occurs, she will be entitled to a lump sum severance payment equal to the sum of (i) twelve months of her monthly base salary as in effect as of the date of termination or immediately prior to the change in control, whichever is greater, and (ii) the average of the last two cash annual bonus payments made to her by the Company prior to the change in control. Ms. Schmedlin would also be entitled to all payments necessary to provide her with group health insurance benefits substantially similar to those which she was receiving immediately prior to the date of termination until the earlier of 18 months after such termination or the date she has obtained new full-time employment. The foregoing amounts are not payable if her termination is because of her death, by us for cause, or by her other than for good reason.

     Ms. Schmedlin has not entered into an employment agreement with the Company and there were no arrangements or understandings with Ms. Schmedlin pursuant to which she was selected as an officer.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VION PHARMACEUTICALS, INC.

Date: March 14, 2006                By: /s/ Howard B. Johnsons
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                                    Name:  Howard B. Johnson
                                    Title: President and Chief Financial Officer

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